EXHIBIT 99.1

Zomax Enters Into Definitive Agreement With The ComVest Group

Zomax To Be Acquired by ComVest for $2.09 Per Share; 46% Premium to August 8, 2006

Closing Price

Company to Host Conference Call Today at 8:00 a.m. Central Time

MINNEAPOLIS, MN, August 9, 2006 – Zomax Incorporated (Nasdaq: ZOMX) announced today that it has entered into a definitive agreement with one of The ComVest Group’s private equity funds, ComVest Investment Partners, under which they will acquire Zomax in an all cash transaction valued at $2.09 per share.

“ComVest has experience as an investor in the supply-chain management industry and we are pleased that they have chosen to further their commitment in the industry through Zomax,” said Anthony Angelini, president and CEO of Zomax. “ComVest’s knowledge of the supply-chain and logistics industry will be an asset to Zomax as a private company. Through this transaction we are confident that Zomax will be able to continue to provide its customers with the superior products and services they have come to expect from the Company and over the long-term, reach its true market potential.”

Under the terms of the agreement, Zomax stockholders will receive $2.09 in cash for each share of Zomax common stock they hold. This price per share represents an approximate premium of 46% to Zomax’ closing share price on August 8, 2006. The independent members of the Zomax Board of Directors have unanimously approved the definitive merger agreement and will recommend that Zomax stockholders vote in favor of the transaction. The transaction requires the approval of Zomax shareholders, customary government approvals, and satisfaction of certain closing conditions. Based upon the time needed to satisfy these conditions, the transaction is expected to close in the next 60 to 90 days.

“Our Board believes this transaction is in the best interest of the Company and our shareholders,” added Howard Liszt, chairman of Zomax. “ComVest has experience in our market and we feel that this is the best course of action for the Company to take at this time. ComVest has presented an all cash offer for Zomax shares, which we believe is a compelling premium to our current market price. We recommend that the shareholders adopt this agreement.”

“This transaction represents our commitment to the supply chain solutions space,” said Robert Priddy, a Managing Partner of ComVest. “Zomax’s impressive customer base and understanding of the value of customer service coupled with its expertise in the supply chain solutions market should allow us to expand the Company’s market share. We look forward to working with Zomax to reach our mutual goals.”

Jefferies & Company acted as financial advisor to Zomax.

Conference Call Today

Zomax will host a conference call and webcast, today, August 9, 2006 beginning at 8:00 a.m. Central Time, to discuss the definitive agreement. This conference call will take place in lieu of the conference call originally scheduled for 4:30 p.m. Central Time today to discuss financial results.

To participate in this conference call, please dial 800-218-0713 for domestic callers or 303-262-2142 for international callers. A replay of the conference call will be available for seven days by calling 800-405-2236 for domestic callers or 303-590-3000 for international callers, both using passcode 11067458#. The conference call will also be available by webcast. Participants may log on to the webcast conference call by pre-registering at www.zomax.com and clicking on the webcast link.

About Zomax

Zomax helps companies more efficiently bring their products and content to market worldwide. Our comprehensive program management approach helps companies develop, manage and improve their rapidly changing product and program supply chains. Zomax’s solutions leverage a modular suite of supply chain services that include project management, data management, customer contact and e-commerce services, sourcing management, CD/DVD production, assembly and kitting services, JIT physical and electronic fulfillment and returns management. Founded in 1993, Zomax currently operates 8 facilities across the United States, Canada, Mexico and Ireland. For more information on Zomax, visit www.zomax.com or call (866) 553-9393.

About ComVest

The ComVest Group is a Leading Private Equity Firm focused on investing in middle-market companies. Since 1988 ComVest has invested more than $2 billion of equity capital in over 200 public and private companies worldwide. Through our extensive financial resources and broad network of industry experts, we are able to offer our companies total financial sponsorship, critical strategic support, and business development assistance. Our focus is centered on Building Industry Leading Companies and Creating Long Term Value for Equity Holders. For more information on ComVest, visit www.comvest.com.

Important Additional Information Will Be Filed with the SEC

In connection with the proposed merger, Zomax will file a proxy statement with the Securities and Exchange Commission. INVESTORS AND SECURITY HOLDERS ARE ADVISED TO READ THE PROXY STATEMENT WHEN IT BECOMES AVAILABLE, BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION ABOUT THE DEFINITIVE AGREEMENT AND THE PARTIES THERETO. Investors and security holders may obtain a free copy of the proxy statement (when available) and other documents filed by Zomax at the Securities and Exchange Commission’s Web site at http://www.sec.gov. The proxy statement and such other documents may also be obtained for free from Zomax by directing such request to Zomax, Inc., 5353 Nathan Lane, Plymouth, Minnesota, 55442, telephone: (763) 553-9300.

Forward-Looking Statements

Certain statements contained in this press release are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements relate to our expectations as to the impact and closing of the proposed merger. We caution investors that these forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements to be materially different from the results, performance or achievements expressed or implied by the forward-looking statements. These factors include, without limitation, our ability to obtain in a timely manner the shareholder and regulatory approvals required for the proposed transaction; the satisfactory completion of the conditions to the closing of the proposed transaction; the proposed transaction may involve unexpected costs or liabilities; the business of Zomax may suffer as a result of uncertainty surrounding the proposed transaction; the changes and volatility in the personal computer hardware and software industry, particularly with respect to the demand for CD and DVD media, from which a significant portion of our revenues are derived; macroeconomic factors that influence the demand for personal computer hardware and software and the resulting demand for our services; consolidation among our customers or competitors, which could cause disruption in our customer relationships or displacement of us as a services provider to one or more customers;  increased competition within our industry and increased pricing pressure from our customers; our dependence on relatively few customers for a majority of our revenues; fluctuations in our operating results from quarter-to-quarter, which are influenced by many factors outside of our control, including variations in the demand for particular services we offer or the content included in the products we produce for our customers; the volatility of polycarbonate prices; and other risks and uncertainties, including those identified and discussed in detail under the caption “Risks and Uncertainties” in Item 1A of our 2005 Form 10-K. We undertake no obligation to update or revise any forward-looking statements we make in this release due to new information or future events. Investors are advised to consult any further disclosures we make on this subject in our filings with the Securities and Exchange Commission, especially on Forms 10-K, 10-Q and 8-K, in which we discuss in more detail various important factors that could cause actual results to differ from expected or historical results.

PARTICIPANTS IN THE SOLICITATION

Zomax and its executive officers and directors and The ComVest Group may be deemed, under SEC rules, to be participants in the solicitation of proxies from Zomax shareholders with respect to the proposed transaction. Information regarding the executive officers and directors of Zomax is included in its definitive proxy statement for its 2006 annual meeting filed with the SEC on April 28, 2006. More detailed information regarding the identity of potential participants, and their direct or indirect interests, by securities holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with the SEC in connection with the proposed transaction.

Company Contacts:	Investor/Media Contact:
Anthony Angelini	Douglas Sherk/Jennifer Beugelmans
President and CEO	CEO/Managing Director
Zomax Incorporated	EVC Group, Inc.
(763) 553-9300	(646) 277-8704

Dick Barnes	Media Contact:
EVP and CFO	Steve DiMattia, Managing Director
Zomax Incorporated	EVC Group, Inc.
(763) 553-9300	(646) 277-8706